PLAYTIKA HOLDING CORP. Third Quarter 2024 Results November 7, 2024

LEGAL DISCLAIMER Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Section 21E of the Exchange Act. All statements other than statements of historical facts contained in this prese ntation, including statements regarding our business strategy, plans and our objectives for future operations, are forward -looking statements. Further, statements that include words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “fut ure,” “intend,” “intent,” “may,” “might,” “potential,” “present,” “preserve,” “project,” “pursue,” “should,” “will,” or “would,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. The achievement or success of the matters covered by such forward-looking statements involves significant risks, uncertainties and assumptions, including, but not limited to, the risks and uncertainties di scussed in our filings with the Securities and Exchange Commission. Moreover, we operate in a very competitive and rapidly changing e nvironment and industry. As a result, it is not possible for our management to assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking statements discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated , predicted or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward -looking statements include without limitation: • actions of our majority shareholder or other third parties that influence us; • our reliance on third-party platforms, such as the iOS App Store, Facebook, and Google Play Store, to distribute our games and collect revenues, and the risk that such platforms may adversely change their policies; • our reliance on a limited number of games to generate the majority of our revenue; • our reliance on a small percentage of total users to generate a majority of our revenue; • our free-to-play business model, and the value of virtual items sold in our games or in the SuperPlay portfolio, is highly depen dent on how we manage the game revenues and pricing models; • our inability to obtain necessary governmental or other approvals in a timely fashion or at all or our inability to otherwise complete this acquisition and integrate the SuperPlay portfolio into our operations successfully or realize the anticipated ben efits of the acquisition; • our inability to refinance our revolving credit facility which is set to expire in March 2026 or otherwise obtain additional financing, in each case, on favorable terms or at all; • the ability of the SuperPlay portfolio to compete in a highly competitive industry with low barriers to entry; • our ability to retain existing players, attract new players and increase the monetization of our player base; • we have significant indebtedness and are subject to the obligations and restrictive covenants under our debt instruments; • the impact of the COVID-19 pandemic or other health epidemics on our business and the economy as a whole; • our controlled company status; • legal or regulatory restrictions or proceedings could adversely impact our business, including the SuperPlay portfolio, and l imit the growth of our operations; • risks related to our international operations and ownership, including our significant operations in Israel and Ukraine and t he fact that our controlling stockholder is a Chinese-owned company; • geopolitical events such as the Wars in Israel and Ukraine; • our reliance on key personnel, including our ability to retain the key personnel of SuperPlay; • market conditions or other factors affecting the payment of dividends, including the decision whether or not to pay a dividend; • uncertainties regarding the amount and timing of repurchases under our stock repurchase program; • security breaches or other disruptions could compromise our information or our players’ information and expose us to liabilit y; and • our inability to protect our intellectual property and proprietary information could adversely impact our business. In addition, statements about the impact of the Wars in Israel and Ukraine are subject to the risks that hostilities may esca late and expand and that the actual impact may differ, possibly materially, from what is currently expected. Additional factors that may cause future events and actual results, financial or otherwise, to differ, potentially materially, from those discussed in or implied by the forward-looking statements include the risks and uncertainties discussed in our filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward -looking statements will be achieved or occur, and reported results should not be considered as an indication of future performance. G iven these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements speak only as of the date they are made. Except as required by law, we undertake no obligation to update any forward-looking statements for any reason to conform these statements to actual results or to changes in our expectations. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures of us, including Credit Adjusted EBITDA. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flow of the company. You should not consider these non-GAAP financial measures in isolation, or as a substitute for analysis of results as reported under GAAP. For information regarding the non -GAAP financial measures used by us, and for a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, see the Appendix to this presentation. 2

Q3 FINANCIAL HIGHLIGHTS Revenue of $620.8 million, Net Income of $39.3 million, and Credit Adjusted EBITDA of $197.2 million. Revenue decreased by (1.0)% sequentially and (1.5)% year over year. Net income decreased by (54.6)% sequentially and increased 3.7% year over year. Credit Adjusted EBITDA increased by 3.2% sequentially and decreased (4.1)% year over year. Direct-to-Consumer Platforms revenue increased 0.4% sequentially and 8.3% year over year. Net income margin of 6.3%, compared to 13.8% in Q2 2024 and 6.0% in Q3 2023. Credit Adjusted EBITDA margin of 31.8%, compared to 30.5% in Q2 2024 and 32.6% in Q3 2023. Cash, cash equivalents, and short-term investments totaled $1.2 billion as of September 30, 2024. 3 Note: USD in millions. See appendix for definition of Credit Adjusted EBITDA. Credit Adjusted EBITDA is a non-gaap measure, see reconciliation on slide 11.

Q3 BUSINESS HIGHLIGHTS

- Entered into definitive agreement to acquire SuperPlay
  - Creator of hit mobile games Dice Dreams and Domino Dreams
  - Upfront consideration of $700 million and additional contingent consideration of up to $1.25 billion, subject to achieving certain revenue and Adj. EBITDA targets over three years
- Average Daily Paying Users of 301K increased 1.0% sequentially and 0.7% year over year.
- Average Payer Conversion of 4.0%, up from 3.7% in Q2 and 3.6% in Q3 2023.
- Bingo Blitz revenue of $159.9 million, up 2.7% sequentially and 6.8% year over year.
- Solitaire Grand Harvest revenue of $79.0 million, up 6.5% sequentially and down (0.2)% year over year.
- Slotomania revenue of $128.7 million, down (3.8)% sequentially and (9.3)% year over year.

Playtika

Note: See appendix for definitions of Average Daily Paying Users and Average Payer Conversion.

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QUARTERLY REVENUE BY PLATFORM 5 Direct-to-Consumer Platforms Revenue Third-Party Platforms RevenueTotal Revenue (1.5)% +8.3% (4.8)% Note: USD in millions. See appendix for definitions of Direct-to-Consumer Platforms.

SELECTED QUARTERLY FINANCIALS 6 Note: USD in millions. See appendix for definitions of Credit Adjusted EBITDA. Credit Adjusted EBITDA is a non-gaap measure, see reconciliation on slide 11. Net Income +3.7% Credit Adjusted EBITDA and Margin (4.1)%

QUARTERLY KPI TRENDS 7 Average Daily Paying Users (in millions) Average Daily Active Users (in millions) Average Revenue per Daily Active User Average Payer Conversion +0.7% (9.5)% +40bps Note: See appendix for definitions of Average Daily Paying Users, Average Daily Active Users, Average Revenue per Daily Active User, and Average Payer Conversion. +9.9%

REVENUE CONTRIBUTION 8Note: See appendix for definitions of Casual Themed Games, Social Casino Themed Games, and Direct-to-Consumer Platforms. Revenue Mix (Casual and Social Casino) Revenue Mix (DTC and 3rd Party Platforms)

CAPITAL STRUCTURE OVERVIEW 9 Available Liquidity (as of 9/30/24) Debt Maturity Profile (as of 9/30/24) Approximately $1.80 billion in available liquidity Capital structure does not incorporate the impact of the pending SuperPlay acquisition Net LTM leverage of approximately 1.6 x Capital Structure and Capital Allocation Note: USD in millions.

APPENDIX Credit Adjusted EBITDA: Our Credit Agreement defines Adjusted EBITDA (which we call “Credit Adjusted EBITDA”) as net income b efore (i) interest expense, (ii) interest income, (iii) provision for income taxes, (iv) depreciation and amortization expense, (v) impairment of intangible assets, (vi) stock-based compensation, (vii) contingent consideration, (viii) acquisition and related expenses, and (ix) certain other items. We calculate Credit Adjusted EBITDA Margin as Credit Adjusted EBITDA divided by revenues. We supplementally present Credit Adjusted EBITDA because it is a key operating measure used by our management to assess our f inancial performance. Credit Adjusted EBITDA adjusts for items that we believe do not reflect the ongoing operating performance of our business, such as certain noncash i tems, unusual or infrequent items or items that change from period to period without any material relevance to our operating performance. Management believes Credit Adjusted EBITDA is useful to investors and analysts in highlighting trends in our operating performance, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which we operate and capital investments. Management uses Credit Adjusted EBITDA to supplement GAAP measures of performance in the evaluation of the effectiveness of our business strategies, to make budgeting decisions, and to compare our performance against other peer companies using similar m easures. We evaluate Credit Adjusted EBITDA in conjunction with our results according to GAAP because we believe it provides investors and analysts a more complete understa nding of factors and trends affecting our business than GAAP measures alone. Credit Adjusted EBITDA should not be considered as an alternative to net income (loss) as a measure of financial performance, or any other performance measure derived in accordance with GAAP. Non-GAAP Financial Measure 10

APPENDIX Reconciliation of GAAP to Non-GAAP Measure 11Note: USD in millions. (1) Reflects, for all periods, stock-based compensation expense related to the issuance of equity awards to our employees. (2) Includes costs incurred to evaluate and pursue acquisition activities as well as costs incurred by the Company in connection with the evaluation of strategic alternatives. (3) The amounts for the three months ended September 30, 2024 consists primarily of $2.0 million incurred by the Company for severance. The amounts for the three months ended September 30, 2023 consists primarily of $0.8 million incurred by the Company for severance and, for the three months ended September 30, 2023, $1.0 million for tax assessment paid under protest. Three Months Ended, September 30, 2023 December 31, 2023 March 31, 2024 June 30, 2024 September 30, 2024 Credit Adjusted EBITDA Reconciliation Net Income 37.9$ 37.3$ 53.0$ 86.6$ 39.3$ Provision for income taxes 26.9 50.1 21.9 33.7 24.4 Interest expense and other, net 25.2 32.6 23.2 20.4 33.8 Depreciation and Amortization 38.4 42.0 39.2 38.7 39.2 EBITDA 128.4$ 162.0$ 137.3$ 179.4$ 136.7$ Impairment of intangible assets 41.6 - 7.0 - 29.3 Stock-based compensation (1) 28.0 27.5 23.7 22.9 23.6 Contingent consideration - 1.4 2.9 (16.3) (2.4) Acquisition and related expenses (2) 5.6 (2.2) 2.2 0.5 7.0 Other items (3) 2.0 0.2 12.5 4.5 3.0 Credit Adjusted EBITDA 205.6$ 188.9$ 185.6$ 191.0$ 197.2$

APPENDIX Average Revenue per Daily Active User: or “ARPDAU” means (i) the total revenue in a given period, (ii) divided by the number of days in that period, (iii) divided by the average Daily Active Users during that period. Daily Active Users: or “DAUs” means the number of individuals who played one of our games during a particular day on a particular platform. Under this metric, an individual who plays two different games on the same day is counted as two DAUs. Similarly, an individual who plays the same game on two different platforms (e.g., web and mobile) or on two different social networks on the same day would be counted as two Daily Active Users. Average Daily Active Users for a particular period is the average of the DAUs for each day during that period. Daily Paying Users: or “DPUs” means the number of individuals who purchased, with real world currency, virtual currency or items in any of our games on a particular day. Under this metric, an individual who makes a purchase of virtual currency or items in two different games on the same day is counted as two DPUs. Similarly, an individual who makes a purchase of virtual currency or items in any of our games on two different platforms (e.g., web and mobile) or on two different social networks on the same day could be counted as two Daily Paying Users. Average Daily Paying Users for a particular period is the average of the DPUs for each day during that period. Daily Payer Conversion: means (i) the total number of Daily Paying Users, (ii) divided by the number of Daily Active Users on a particular day. Average Daily Payer Conversion for a particular period is the average of the Daily Payer Conversion rates for each day during that period. Casual Themed Games: portfolio of games that include - Bingo Blitz, Solitaire Grand Harvest, June’s Journey, Best Fiends, Board Kings, Pirate Kings, Pearl’s Peril, Best Fiends Stars, Redecor, Animals & Coins, and Other. Social Casino Themed Games: portfolio of games that include - Slotomania, House of Fun, Caesars Slots, World Series of Poker, Governor of Poker 3, and Other. Direct-to-Consumer Platforms: Playtika’s own internal proprietary platforms where payment processing fees and other related expenses for in-app purchases are typically 3 to 4%, compared to the 30% platform fee for third party platforms. Credit Adjusted EBITDA: Our Credit Agreement defines Adjusted EBITDA (which we call “Credit Adjusted EBITDA”) as net income before (i) interest expense, (ii) interest income, (iii) provision for income taxes, (iv) depreciation and amortization expense, (v) stock-based compensation, (vi) contingent consideration, (vii) acquisition and related expenses, and (viii) certain other items. Free Cash Flow: We defined Free Cash Flow as net cash provided by operating activities minus capital expenditures. Our capital expenditures include purchase of property and equipment, capitalization of internal use software costs, and purchase of software for internal use. Glossary of Key Terms 12